UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2016 (December 7, 2016)

Newcastle Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-31458	81-0559116
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the decision of Newcastle Investment Corp. (the “Company”) to terminate its election to be treated as a real estate investment trust (“REIT”) (as discussed below), the disinterested members of the Board of Directors of the Company (the “Board”) approved a form of Amended and Restated Management Agreement (the “Amended Management Agreement”) with FIG LLC, a subsidiary of Fortress Investment Group LLC, including Investment Guidelines of the Company, to remove any REIT-related compliance requirements and to reflect the Company’s decision to change its name to Drive Shack Inc., effective December 28, 2016. In addition, references in the management agreement to the issuance of “REIT” Shares are being updated to reflect an “Ordinary” Share naming convention.  The Amended Management Agreement is expected to become effective on January 1, 2017. The form of the Amended Management Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

The information in Item 3.03 of this report is incorporated by reference in this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

On December 7, 2016, the Company entered into a Tax Benefits Preservation Plan (the “Plan”) with American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”), and the disinterested members of the Board declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to stockholders of record at the close of business on December 20, 2016 (the “Record Date”). Each Right is governed by the terms of the Plan and entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series E Junior Participating Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”), at a purchase price of $27.00 per Unit, subject to adjustment (the “Purchase Price”). The Plan is intended to help protect the Company’s ability to use its tax net operating losses and certain other tax assets (“Tax Benefits”) by deterring an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the “Code”).

Rights Certificates; Exercise Period

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Stock then outstanding and a distribution date (the “Distribution Date”) will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has become the beneficial owner of 4.9% or more of the shares of the Common Stock (the “Stock Acquisition Date”) and (ii) 10 business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series E Preferred Stock will be issued.

The definition of “Acquiring Person” contained in the Plan contains several exemptions, including for (i) the Company or any of the Company’s subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes the beneficial owner of 4.9% or more of the shares of the Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by more than one percentage point over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was the beneficial owner of 4.9% or more of the shares of the Common Stock then outstanding on the date of the Plan, unless and until such person and its affiliates and associates increase their aggregate ownership by more than one percentage point over their lowest percentage stock ownership on or after the date of the Plan or decrease their aggregate percentage stock ownership below 4.9%; (v) any person who, within 10 business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within 10 business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; (vi) Fortress Investment Group LLC, any Subsidiary or principal thereof, or any Associate of any such principal (“Fortress Holders”); provided that the foregoing exemption (x) shall apply only to the extent that the Company does not undergo an “owner shift” (as that term is defined in Section 382 of the Code) of 10% or more as a result of beneficial ownership of Company securities by any one or more Fortress Holders and (y) may be revoked at any time by the disinterested members of the Board as to future acquisitions; and (vii) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person.

The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) 5:00 P.M. (New York City time) on December 6, 2017 or such later date and time as may be determined by the Board and approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M. (New York City time) on December 6, 2017 (which later date and time shall be in no event later than 5:00 P.M. (New York City time) on December 31, 2018), (ii) the time at which the Rights are redeemed or exchanged as provided in the Plan, (iii) the time at which the Board determines that the Plan is no longer necessary or desirable for the preservation of Tax Benefits, and (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Plan’s adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.

Preferred Share Provisions

Each one one-thousandth of a share of Series E Preferred Stock, if issued:

•	will not be redeemable;

•	will entitle the holder thereof to quarterly dividend payments of $0.001 or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;

•
will, upon any liquidation of the Company, entitle the holder thereof to receive either $1.00 plus accrued and unpaid dividends and distributions to the date of payment or an amount equal to the payment made on one share of Common Stock, whichever is greater;

•	will have the same voting power as one share of Common Stock; and

•	will, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, entitle holders to a per share payment equal to the payment made on one share of Common Stock.

Flip-in Trigger

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under Flip-over Trigger, below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.

Flip-over Trigger

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the “Triggering Events.”

Exchange Feature

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the Common Stock then outstanding, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Series E Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Equitable Adjustments

The Purchase Price payable, and the number of Units of Series E Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series E Preferred Stock, (ii) if holders of the Series E Preferred Stock are granted certain rights or warrants to subscribe for Series E Preferred Stock or convertible securities at less than the current market price of the Series E Preferred Stock, or (iii) upon the distribution to holders of the Series E Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series E Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights

At any time until 10 business days following the Stock Acquisition Date, the Company may, at the Company’s option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board ). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of Rights

Any of the provisions of the Plan may be amended by the Board prior to the Distribution Date except that the Board may not extend the expiration of the Rights beyond 5:00 P.M. (New York City time) on December 6, 2017 unless such extension is approved by the Company’s stockholders prior to 5:00 P.M. (New York City time) on December 6, 2017. After the Distribution Date, the provisions of the Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Plan which may be defective or inconsistent with any other provision therein.

Miscellaneous

Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to the Company’s stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 7, 2016, the Company announced that it decided to terminate its election to be treated as a REIT under the Code, effective January 1, 2017.  Pursuant to the Company’s charter, the restrictions on transfer and ownership of shares set forth in Article VII of the Company’s charter will cease to be in effect when the Company is no longer treated as a REIT under the Code and, accordingly, shares of the Company’s stock will no longer be subject to such restrictions.

The Company also announced that the Board approved a change in the Company’s name to Drive Shack Inc., effective as of December 28, 2016.  In connection therewith, the Board approved Articles of Amendment (the “Amendment”) to the Company’s charter, Articles of Restatement (the “Restated Charter”) and Amended and Restated By-laws (the “Amended By-laws”) for the sole purpose of effectuating the name change.  The Amendment and the Restated Charter will be filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) on December 8, 2016.  The Amendment, the Restated Charter and the Amended By-laws are expected to become effective on December 28, 2016.  The forms of the Amendment and the Restated Charter to be filed with the SDAT and the Amended By-laws are filed with this Current Report on Form 8-K as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and incorporated by reference herein.

In connection with the adoption of the Plan, the disinterested members of the Board approved the Articles Supplementary of Series E Preferred Stock. The Articles Supplementary of Series E Preferred Stock will be filed with the SDAT on December 8, 2016.

A copy of the form of the Articles Supplementary of Series E Preferred Stock to be filed with the SDAT is included as Exhibit 3.4 to this report and incorporated by reference herein. The information in Item 3.03 of this report is incorporated by reference in this Item 5.03.

Item 8.01	Other Events.

On December 7, 2016, the Company issued a press release. A copy of the press release is included as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Form of Articles of Amendment of Newcastle Investment Corp.
3.2	Form of Articles of Restatement of Drive Shack Inc.
3.3	Form of Articles Supplementary of Series E Junior Participating Preferred Stock
3.4	Amended and Restated By-laws of Drive Shack Inc.
4.1	Tax Benefits Preservation Plan, dated as of December 7, 2016, between Newcastle Investment Corp. and American Stock Transfer & Trust Company, LLC
10.1	Form of Amended and Restated Management and Advisory Agreement by and among Drive Shack Inc. and FIG LLC, dated December 7, 2016
99.1	Press release dated December 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2016	NEWCASTLE INVESTMENT CORP.

	By:	/s/ Sarah L. Watterson
		Name:	Sarah L. Watterson
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Form of Articles of Amendment of Newcastle Investment Corp.
3.2	Form of Articles of Restatement of Drive Shack Inc.
3.3	Form of Articles Supplementary of Series E Junior Participating Preferred Stock
3.4	Amended and Restated By-laws of Drive Shack Inc.
4.1	Tax Benefits Preservation Plan, dated as of December 7, 2016, between Newcastle Investment Corp. and American Stock Transfer & Trust Company, LLC
10.1	Form of Amended and Restated Management and Advisory Agreement by and among Drive Shack Inc. and FIG LLC, dated December 7, 2016
99.1	Press release dated December 7, 2016